EXHIBIT 10.108


                              ARIS INDUSTRIES, INC.
                                475 Fifth Avenue
                            New York, New York 10017


                                                         July 18, 1997


AIF-II, L.P.
c/o Apollo Advisors, L.P.
Two Manhattanville Road
Purchase, New York 10577
Attention: Robert Katz


     Re: Consent Pursuant to Series B Junior Secured Note Agreement
         ----------------------------------------------------------

Gentleman:

     Reference is made to the Series B Junior Secured Note Agreement dated June 30, 1993 (the "Note Agreement"; terms defined therein being used herein as therein defined) between AIF-II, L.P. ("Apollo") and Aris Industries, Inc. ("Aris", formerly known as The Marcade Group, Inc.) and the Series B Junior Secured Note issued pursuant to the Note Agreement by Aris in favor of Apollo dated June 30, 1993 in the original principal amount of $7,500,000 (the "Note").

     At the request of Aris, Apollo hereby consents to the deferral, until August 18, 1997, of the required payments of the quarterly interest under the Note originally due May 5, 1997 (and previously deferred with Apollo's consent until July 18, 1997) and August 4, 1997, subject to the following terms and conditions. The nonpayment of such quarterly interest prior to August 18, 1997 shall NOT be a Default or Event of Default under the Note Agreement or the Note. The Note Agreement and the Note are hereby deemed amended to implement the foregoing.

     Apollo's forbearance from exercising its rights with respect to such quarterly interest payment is not, and shall not be deemed to be, a waiver of any other term, condition, covenant or agreement or any other aspect of the Note Agreement and/or the Note. The forbearance is therefore limited exclusively to the specific period of time and circumstances covered by this letter, and this letter is without prejudice to, and hereby expressly reserves, all other rights and remedies of Apollo.


AGREED AND ACCEPTED:
                                             Very truly yours,

AIF-II, L.P.
                                             ARIS INDUSTRIES, INC.

By: Apollo Advisors, L.P.,
    its General Partner                      By: /s/ PAUL SPECTOR
                                                 -------------------------------
                                                 Paul Spector,
By: Apollo Capital Management,                   Senior Vice-President
    Inc., its General Partner


By: /s/ ROBERT A. KATZ
    -------------------------------
    Robert A. Katz,
    Vice President